UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22203

DMR MORTGAGE OPPORTUNITY FUND LP
(Exact Name Of Registrant As Specified In Charter)
1800 Tysons Boulevard
Suite 200
McLean, Virginia 22102
(Address Of Principal Executive Offices)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, Delaware 19808
County of New Castle
(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 749-8200

Date of fiscal year end:  December 31, 2008

Date of reporting period:  June 30, 2009

ITEM 1.  REPORT TO SHAREHOLDERS

DMR MORTGAGE OPPORTUNITY FUND LP

Semi-Annual Report

June 30, 2009

DMR Mortgage Opportunity Fund LP
June 30, 2009

Table of Contents

General Partner’s Letter	3

Market Commentary	4

Schedule of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Partners’ Capital	11

Statement of Cash Flows	12

Notes to Financial Statements	13

Director and Officer Information	21

DMR Mortgage Opportunity Fund LP
June 30, 2009

General Partner’s Letter

Dear Limited Partners,

We are pleased to present you with the semi-annual report for the DMR Mortgage Opportunity Fund LP (the “Fund”) for the period ended June 30, 2009.

The second quarter of 2009 provided quite a contrast to the first quarter. The S&P 500 was up almost 16% and the Merrill Lynch High Master Index was up over 23%.  July performance across all these markets continued to impress. From a technical perspective demand was relatively strong in the Structured Finance markets. Both the Federal Reserve’s Term Asset-Backed Securities Loan Facility (TALF), and Treasury’s announced but not implemented Public-Private Investment Program (PPIP) have brought a level of buying interest that we haven’t seen since the beginning of 2007.

The Fund’s portfolio has certainly benefited from the market’s positive direction. Prices have been rising in anticipation of the financing options provided by the aforementioned Government programs. From a fundamental credit perspective, the story hasn’t changed much. Although we have seen some early signs of a moderation in the monthly “bad news” flow, housing prices for instance, we still remain cautious especially at these price levels.

I would like to thank you for investing in the Fund and with the professionals of Declaration Management & Research LLC. We look forward to continued communications in the near future.

Sincerely,

/s/ William P. Callan, Jr.
William P. Callan, Jr.
President
August 7, 2009

DMR Mortgage Opportunity Fund LP
June 30, 2009

Market Commentary

In the second quarter of 2009, pricing in residential mortgage backed securities (RMBS) began to show signs of stability although the improvement was not uniform across the sector. Security selection still matters -- senior classes outperformed mezzanine classes and higher quality Prime and Alt-A securities were better bid than sub-prime. As a market proxy, prices on the AAA senior class ABX indices were up 5% to 10% during the quarter while AA and lower classes were flat to negative. The DMR Mortgage Opportunity Fund LP had a net 14.5% total return in the quarter, reflecting positive effects from the overall beta in mortgage credit as well as security specific attributes of its portfolio. We at Declaration Management & Research LLC have been particularly intent on buying senior tranches of better-quality RMBS. As of June 30, the Fund is near fully invested and has more than 100 holdings. All of the assets are senior class bonds. Prime and Alt-A senior RMBS constitute approximately 75% of the Fund’s investments. The Fund has smaller allocations to sub-prime RMBS, CMBS, other mortgage-related ABS and a 5% cash position.  In the quarter, we made the final capital call for the Fund. As market prices moved to their lows in the February to April timeframe, we accelerated the Fund’s investment pace. From January to June, we moved the invested portion of the Fund from 38% of committed capital to 95%. As a value investor, the entry point for acquisitions is critical. We feel the deep discounts at which we purchased distressed securities give the Fund a healthy margin for error and a desirable return profile built primarily on current cash yield and secondarily on accretion of principal or partial principal.

Apart from the technical aspects of the rally, we believe fundamental credit performance across the non agency RMBS spectrum has not bottomed yet. Millions of homes continue to enter foreclosure and many homes that were part of foreclosure moratoriums earlier in the year are now entering REO (real estate owned) and will be liquidated in the coming months. The government programs designed to help support the housing markets -- HARP, HAMP, H4H -- have not had an immediate impact. Modification programs continue to ramp up but logistical hurdles within servicing departments and high delinquency recidivism rates do not give us much hope for sustained improvement in the performance of most pools. We see a glimmer of hope on the horizon with U.S. GDP likely turning positive by year end. However, overleveraged consumers and corporations focused on cost cutting will likely restrain the recovery in growth and job creation so necessary to turn the tide in housing.

In the area of public policy during the quarter, bankruptcy cramdown legislation passed in the House but was defeated in the Senate. This was a positive for lenders, although the issue is politically charged and may resurface later in 2009. Separately, a new law was enacted which contains a mortgage servicer safe harbor and incentives for such servicers to modify loans under the Home Affordable Modification Program (HAMP). HAMP loan modifications involve lower rates, extension and possibly principal forbearance. The re-structured loans of at-risk borrowers stay in their RMBS pools and the rate of recidivism is generally very high. This is a negative for holders of senior RMBS. In our view, some of the ill effects of loan modification have already been discounted in RMBS prices and, as described above, most of the programs have not reached a critical mass of homeowners due to logistical challenges or the sheer complexity of program terms.

How sustainable is the recent rally in mortgage credit? The key drivers have involved market technicals and generally lower risk premiums across a wide range of credit sectors. In fact, the upward re-pricing in RMBS has been modest relative to more significant gains year-to-date in levered loans, high yield and other types of corporate credit. Technical support for RMBS valuations includes RE-REMIC activity and the potential effects of TALF and PPIP. RE-REMICs are re-securitizations of bonds which have been downgraded from their original AAA rating. The cash flow off the downgraded asset can be restructured and allocated to two newly issued securities, where the new super senior security is re-rated to AAA. This class may be retained by the legacy holder of the original security to achieve more efficient capital treatment or the class may be sold to new investors. The mezzanine portion of the RE-REMIC appeals to more aggressive investors who are comfortable with structural leverage and aim for higher base case returns. In this process, marginal demand for RE-REMICs has served to prop up prices in Prime and some Alt-A RMBS.

DMR Mortgage Opportunity Fund LP
June 30, 2009

On the PPIP front, the U.S. Treasury announced details about its program to clean up bad assets and build liquidity back into the RMBS and CMBS markets. Several large money managers have been approved to raise capital for PPIP vehicles and partner with the government to acquire legacy assets from financial institutions. The total demand from PPIPs for stressed and distressed mortgage credit could reach $30 to $40 billion, representing a significant percentage of demand in the sector. Prices have continued to rally off the lows in March in anticipation of PPIP participants backed with significant capital and non recourse government financing. Fast money, and in some cases under-allocated real money (un-levered) participants, are working to get positioned ahead of the full details on PPIP capital entering the market.

Whereas three months ago, buyers were firmly in control of mortgage credit trading, the opposite is true now. In our opinion, it will be difficult for PPIP managers to fully deploy their capital in a conservative and thoughtful manner. Some structural features of PPIP vehicles remind us of a market value CDO, such as a market value asset coverage test which upon failure has the effect of cutting off cash flow to their equity holders. This is a notable risk in PPIP since these vehicles will leverage highly volatile assets and are prohibited from putting on credit hedges. Lack of forced sellers will keep a lid on supply, we believe, and assets that are offered will be hotly contested. The PPIP vehicles will serve as credit sponges, effectively soaking up all available risky legacy MBS. We expect prices to rise to levels reflective of market participants' loss assumptions and in some cases higher due to the attractive financing afforded to the PPIP vehicles. Whereas a wide margin for error had been available to investors who entered trades at deeper discounts 3 to 6 months ago, the cushion is rapidly narrowing as new money pours into the sector at higher prices while fundamental credit problems remain unresolved.

DMR Mortgage Opportunity Fund LP

Schedule of Investments
June 30, 2009
(unaudited)

(U.S. Dollars)

Principal/ Notional	Description	Value
Fixed Income Securities 94.4%

	Residential Mortgage Backed Securities 89.6%
	Prime Home Equity Floating Rate Securities 15.5%
2,300,000	Banc of America Funding Corp 2007-C 1A4 5/20/2036 8/20/2009 5.76%	$1,450,057
10,750,000	Bank of America Mortgage Securities 2006-B 4A2 11/20/2046 8/20/2009 5.73%	5,929,808
4,425,000	Chase Mortgage Finance Corp 2007-A1 12M3 3/25/2037 8/25/2009 5.69%	2,700,578
11,500,000	JP Morgan Mortgage Trust 2005-A5 1A2 8/25/2035 8/25/2009 5.19%	6,632,625
1,500,000	JP Morgan Mortgage Trust 2007-A1 7A3 7/25/2035 8/25/2009 5.29%	1,035,000
10,830,000	Wachovia Mortgage Loan Trust 2005-B 2A4 10/20/2035 8/20/2009 5.17%	6,053,645
10,162,000	WAMU Mortgage Pass-Through Certificates 2006-AR6 2A3 8/25/2036 8/25/2009 5.95%	5,995,580
11,400,000	WAMU Mortgage Pass-Through Certificates 2007-HY1 3A2 2/25/2037 8/25/2009 5.87%	6,924,930
12,575,000	Wells Fargo Mortgage Backed Securities 2006-AR1 2A5 3/25/2036 8/25/2009 5.55%	7,545,000
3,500,053	Wells Fargo Mortgage Backed Securities 2006-AR10 4A1 7/25/2036 8/25/2009 5.56%	2,305,131
3,939,721	Wells Fargo Mortgage Backed Securities 2006-AR10 5A1 7/25/36 8/25/09 5.59%	2,667,861
3,513,089	Wells Fargo Mortgage Backed Securities 2006-AR16 A1 10/25/36 8/25/09 5.67%	2,266,012
	Total Prime Equity Floating Rate Securities (cost $42,325,940)	51,506,227

	Prime Home Equity Fixed Rate Securities 37.7%
14,773,000	Adjustable Rate Mortgage Trust 2005-10 3A31 1/25/2036 5.41%	8,505,702
6,612,449	Citigroup Mortgage Loan Trust 2006-AR6 1A1 8/25/2036 6.06%	4,628,714
3,604,368	Citigroup Mortgage Loan Trust 2007-AR4 1A1A 3/25/2037 5.97%	2,450,971
7,500,000	Countrywide Home Loans 2007-2 A2 3/25/2037 6.00%	4,500,000
6,250,000	Credit Suisse Mortgage Capital Certificates 2006-7 3A4 8/25/2036 6.25%	4,312,500
12,424,000	JP Morgan Mortgage Trust 2006-A2 2A4 4/25/2036 5.75%	7,176,972
2,500,000	JP Morgan Mortgage Trust 2005-A3 6A5 6/25/2035 4.90%	1,455,000
5,500,000	JP Morgan Mortgage Trust 2005-A6 2A4 8/25/2035 4.98%	3,362,975
7,000,000	JP Morgan Mortgage Trust 2005-A7 1A3 10/25/2035 4.98%	4,094,395
9,375,000	JP Morgan Mortgage Trust 2006-A6 2A4L 10/25/2036 5.55%	5,531,250
3,738,140	JP Morgan Mortgage Trust 2006-A5 2A1 8/25/2036 5.81%	2,398,204
9,000,000	JP Morgan Mortgage Trust 2006-A7 3A3M 1/25/2037 5.69%	5,439,150
8,750,000	JP Morgan Mortgage Trust 2005-A7 2A5 10/25/2035 5.12%	4,987,500
13,000,000	JP Morgan Mortgage Trust 2006-A4 1A4 6/25/2036 5.81%	7,034,400
13,675,000	JP Morgan Mortgage Trust 2006-A5 3A6 8/25/2036 5.95%	8,311,939
6,346,790	Residential Funding Mtg SEC I 2006-SA2 3A1 8/25/2036 5.87%	3,744,606
11,000,000	Residential Funding Mtg SEC I 2006-SA3 2A3 9/25/2036 5.95%	6,050,000
5,393,000	Residential Funding Mtg SEC I 2006-S11 A4 11/25/36 6.00%	3,276,807
3,198,931	Sequoia Mortgage Trust 2007-1 2A1 2/20/47 5.78%	2,063,119
10,500,000	WAMU Mortgage Pass-Through Certificates 2005-AR12 1A4 10/25/2035 4.82%	6,195,000
10,500,000	WAMU Mortgage Pass-Through Certificates 2005-AR16 1A3 12/25/2035 5.09%	5,807,402
6,600,000	WAMU Mortgage Pass-Through Certificates 2006-AR8 3A3 8/25/36 6.06%	3,677,058
8,625,000	Wells Fargo Mortgage Backed Securities 2006-AR11 A6 8/25/36 5.51%	5,088,750
9,625,000	Wells Fargo Mortgage Backed Securities 2007-7 A39 6/25/2037 6.00%	5,871,250
8,750,000	Wells Fargo Mortgage Backed Securities 2007-8 1A20 7/25/2037 6.00%	5,337,500
5,654,502	Wells Fargo Mortgage Backed Securities Trust 2006-AR12 2A1 9/25/2036 6.10%	3,922,965
	Total Prime Equity Fixed Rate Securities (cost $103,404,609)	125,224,129

	Option Arm Home Equity Floating Rate Securities 2.3%
12,000,000	Greenpoint Mortgage Funding Trust 2007-AR1 3A3 2/25/2037 8/25/2009 0.52%	1,098,794
7,337,006	Lehman XS Trust 2006-2N 1A1 2/25/2046 8/25/2009 0.55%	2,971,488
2,686,589	Structured Adjustable Rate Mortgage Loan Trust 2005-16XS A1 8/25/2035 8/25/2009 0.63%	1,445,842
12,200,000	Structured Asset Mortgage Investment Trust 2007-AR3 1A3 9/25/2047 8/25/2009 0.50%	2,241,911
	Total Option Arm Home Equity Floating Rate Securities (cost $13,026,685)	7,758,035

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP
Schedule of Investments
June 30, 2009
(unaudited)

(U.S. Dollars)

Principal/ Notional	Description	Value
Fixed Income Securities 94.4%

	Manufactured Housing Home Equity Fixed Rate Securities 1.8%
3,638,905	Conseco Finance Securitizations Corp 2001-1 A5 7/1/2032 6.99%	2,765,568
4,015,856	Conseco Finance Securitizations Corp 2001-4 A4 9/1/2033 7.36%	3,315,591
	Total Manufactured Housing Home Equity Floating Rate Securities (cost $5,594,302)	6,081,159

	Sub Prime Home Equity Floating Rate Securities 3.4%
12,000,000	BNC Mortgage Loan Trust 2007-4 A2 11/25/2037 8/25/2009 1.79%	2,316,000
1,312,458	GSRPM Mortgage Loan Trust 2006-2 A1A 9/25/2036 8/25/2009 0.43%	1,089,340
14,500,000	Home Equity Asset Trust 2006-6 2A4 11/25/2036 8/25/2009 0.53%	1,486,250
10,000,000	Home Equity Asset Trust 2007-2 2A4 7/25/2037 8/25/2009 0.66%	950,000
7,750,000	Long Beach Mortgage Loan Trust 2006-11 2A4 12/25/2036 8/25/2009 0.52%	2,155,895
5,000,000	Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D 6/25/2037 8/25/2009 0.54%	1,300,000
7,687,293	Morgan Stanley Capital 2006-NC2 A2D 2/25/2036 8/25/2009 0.58%	2,145,523
	Total Sub Prime Home Equity Floating Rate Securities (cost $19,329,237)	11,443,008

	Sub Prime Home Equity Fixed Rate Securities 7.2%
4,229,286	Citigroup Home Equity Loan Trust 2002-1 AF6 2/25/2030 6.20%	3,341,136
1,728,350	Conseco Finance 2002-A A5 4/15/2032 7.05%	1,378,982
1,536,693	Conseco Finance 2002-B A3 5/15/2033 7.37%	1,275,455
3,250,000	Countrywide Asset-Backed Certificates 2006-11 1AF3 9/25/2046 6.05%	1,606,540
7,375,000	Countrywide Asset-Backed Certificates 2006-15 A6 10/25/2046 5.83%	3,735,733
3,750,000	Credit-Based Asset Servicing and Securitization 2007-CB1 AF2 1/25/2037 5.72%	1,382,250
3,621,247	Green Tree 2008-HE1 A 3/25/2038 0%	2,824,573
7,500,000	MP Morgan Mortgage Acquisition 2007-HE1 AF5 3/25/2047 6.64%	2,880,000
10,400,000	Renaissance Home Equity Loan Trust 2006-3 AF5 11/25/2036 6.12%	4,368,000
1,389,282	UCFC Home Equity Loan 1998-C A7 01/15/2030 5.94% 1/15/2030 5.94%	1,139,211
	Total Sub Prime Home Equity Fixed Rate Securities (cost $24,218,635)	23,931,880

	Alt-A Home Equity Floating Rate Securities 1.5%
4,476,469	HomeBanc Mortgage Trust 2005-3 A2 7/25/2035 8/25/2009 0.60%	2,515,731
38,346,096	Washington Mutual Mortgage Pass-Through 2005-4 CB4 6/25/2035 8/25/2009 4.77%	2,348,698
	Total Alt-A Home Equity Floating Rate Securities (cost $4,469,455)	4,864,429

	Alt-A Home Equity Fixed Rate Securities 20.1%
4,136,120	Banc of America Alternative Loan Trust 2006-5 3A1 6/25/2046 6.00%	2,808,798
9,200,000	Banc of America Alternative Loan Trust 2006-7 A3 10/25/2036 5.91%	4,940,676
12,000,000	Banc of America Funding Corporation 2007-5 CA1 7/25/2037 6.00%	6,480,000
6,750,000	Citigroup Mortgage Loan Trust 2006-WF2 A2D 5/25/2036 6.16%	3,158,190
2,051,337	Countrywide Home Loans 2006-HYB1 1A1 3/20/2036 5.31%	1,103,660
5,735,210	Countrywide Alternative Loan Trust 2007-16CB 1A7 8/25/2037 6.00%	3,850,219
10,000,000	GSAA Home Equity Trust 2006-18 AF3A 1/25/2036 5.77%	5,246,875
5,700,000	Residential Asset Securitization 2005-A15 1A2 2/25/2036 5.75%	3,534,000
3,458,143	Lehman XS Trust 2006-5 2A4A 4/25/2036 5.89%	2,051,566
7,322,735	Master Asset Backed Securities 2006-AB1 A4 2/25/2036 5.72%	4,526,768
6,351,352	Merrill Lynch Mortgage Investors Trust 2006-A1 2A1 3/25/2036 6.08%	3,429,730
11,493,862	Merrill Lynch Mortgage Investors Trust 2006-A1 2A2 3/25/2036 6.08%	2,061,955
3,750,000	Morgan Stanley Loan Trust 2006-12XS A3 10/25/2036 5.08%	1,603,575
3,459,688	Morgan Stanley Loan Trust 2007-14AR 6A1 11/25/2037 6.28%	1,756,795
4,339,800	Morgan Stanley Mortgage Loan Trust 2007-6XS 1A2S 2/25/2047 5.50%	3,341,646
7,044,621	Nomura Asset Acceptance Corp 2005-WF1 2A5 3/25/2035 5.16%	4,742,479
6,941,813	Residential Accredit Loans, Inc. 2005-QA12 NB4 12/25/2035 5.75%	3,595,443
3,041,832	Residential Asset Securitization 2007-A8 3A1 8/25/22 6.03%	1,946,772
5,489,215	Structured Adjustable Rate Mortgage 2005-23 1A3 1/25/2036	4,171,803
4,840,239	Structured Adjustable Rate Mortgage Loan 2006-12 2A1 1/25/2037 5.88%	2,468,522
	Total Alt-A Home Equity Fixed Rate Securities (cost $65,782,100)	66,819,472
	Total Residential Mortgage Backed Securities (cost $278,150,963)	297,628,339

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP

Schedule of Investments
June 30, 2009
(unaudited)

(U.S. Dollars)

Principal/ Notional	Description	Value
Fixed Income Securities 94.4%

	Commercial Mortgage Backed Securities 4.8%
	Commercial Real Estate Collateralized Debt Obligations 1.5%
10,000,000	Ansonia CDO Ltd 2006-1A B 7/28/2046 5.81%	638,100
7,000,000	Crest Ltd 2003-1A C1 5/28/2038 6/2/2009 2.41%	1,750,000
2,500,000	Crest Ltd 2003-1A D1 5/28/2038 6/2/2009 4.16%	500,000
3,000,000	Crest Ltd 2003-1A D2 5/28/2038 7.33%	510,000
5,000,000	LNR Collateralized Debt Obligation 2002-1A DFX 7/24/2037 6.73%	1,450,000
	Total Commercial Real Estate Debt Obligations (cost $16,614,775)	4,848,100

	Conduit Commercial Mortgage Backed Securities 2.0%
7,125,000	Morgan Stanley Capital I 2006-IQ11 AJ 10/15/2042 5.77%	2,990,466
10,431,000	Wachovia Bank Commercial Mortgage 2005-C16 D 10/15/2041 5.04%	2,880,938
	LB-UBS Commercial Mortgage Trust 2006-C7 E 11/15/38 5.52%	800,000
	Total Conduit Commercial Mortgage Backed Securities (cost $5,634,033)	6,671,404

	Interest Only Commercial Mortgage Backed Securities 1.1%
310,130,474	Bear Stearns Commercial Mortgage Securities, Inc. 2005-PWR8 X1 6/11/2041 0.21%	3,514,150
	Total Interest Only Commercial Mortgage Backed Securities (cost $2,467,161)	3,514,150

	Other Commercial Mortgage Backed Securities .3%
5,000,000	G-Force LLC 2005-RR2 A4B 12/25/2039 5.42%	850,000
	Total Other Commercial Mortgage Backed Fixed Rate Securities (cost $2,656,587)	850,000
	Total Commercial Mortgage Backed Securities (cost $27,372,556)	15,883,654

	Total Fixed Income Securities (cost $305,523,519)	$313,511,993

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP

Statement of Assets and Liabilities
June 30, 2009
(unaudited)

Assets
Securities, at value (cost $305,523,519)	$313,511,993
Cash	19,046,915
Interest receivable	2,652,226
Prepaid insurance	91,878

Total assets	335,303,012

Liabilities and Partners' Capital
Liabilities
Management fees payable	1,394,200
Carried interest accrued	1,543,115
Audit and tax fees payable	129,850
Administrator and custodial fees payable	43,532
Accrued expenses	29,000
Total liabilities	3,139,697

Partners' Capital
General Partner	105,927
Limited partners	332,057,388
Total partners' capital	332,163,315

Total liabilities and partners' capital	$335,303,012

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP

Statement of Operations
For the Period January 1, 2009 Through June 30, 2009
(unaudited)

Investment income
Interest income	$15,587,933
Total income	15,587,933

Expenses
Management fees	1,823,475
Carried interest	1,543,115
Professional fees	132,500
Insurance	48,476
Administration and custody	99,662
Directors fees and expenses	22,500
Registration and filing fees	2,612
Total expenses	3,672,340
Net investment income	11,915,593

Net realized and unrealized gain (loss) on investments
Realized loss on investments	(1,055,711)
Unrealized gain on investments	24,333,775
Net realized and unrealized gain on investments	23,278,064

Increase in partners' capital resulting from operations	$35,193,657

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP

Statement of Changes in Partners' Capital
For the Period January 1, 2009 Through June 30, 2009
(unaudited)

	General Partner	Limited Partners	Total
Partners' capital at May 16, 2008	$25,000	$52,725,000	$52,750,000

Contributions	20,000	87,720,000	87,740,000
Withdrawals	-	-	-
Pro rata allocation of net decreases from operations	(5,460)	(15,224,882)	(15,230,342)

Partners' capital at December 31, 2008	39,540	125,220,118	125,259,658

Contributions	55,000	171,655,000	171,710,000
Withdrawals			-
Pro rata allocation of net increases from operations	11,387	35,182,270	35,193,657

Partners' capital at June 30, 2009	$105,927	$332,057,388	$332,163,315

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP

Statement of Cash Flows
For the Period January 1, 2009 Through June 30, 2009
(unaudited)

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$35,193,657
Adjustments to reconcile net income
Purchases of investments	(438,681,793)
Sale and proceeds from paydowns of investments	254,471,802
Unrealized appreciation on investments	(24,333,775)
Realized loss on sale of investment	1,055,711
Accretion of investments	(368,999)
Increase/decrease in operating assets and liabilities
Interest receivable	(1,807,214)
Prepaid expenses	(61,778)
Management fees	1,218,588
Carried interest	1,543,115
Professional fees	(70,150)
Administrator and custodial fees	32,861
Accrued expenses	23,000
Net cash used by operating activities	(171,784,975)

Cash flows from financing activities
Contributions	171,710,000
Net cash provided by financing activities	171,710,000

Net decrease in cash	(74,975)
.
Cash
Beginning of period	19,121,890
End of period	$19,046,915

The accompanying notes are an integral part of these financial statements

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

Note 1  Organization

DMR Mortgage Opportunity Fund LP (the “Fund”) is a Delaware limited partnership. The management of the Fund has registered the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

Under the supervision of the Board of Directors (“the Board”), Declaration Management & Research LLC (“Declaration”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) serves as the Fund’s investment adviser. Declaration also serves as the Fund’s general partner (the “General Partner”).  The Fund’s Second Amended and Restated Limited Partnership Agreement, dated as of September 22, 2008 (the “Limited Partnership Agreement”), provides for the governance of the Fund.

The Fund’s investment objective is to provide investors with attractive returns through long biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed income securities assets.

The Fund is not diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007.   The Fund invests in debt securities that are sold at a discount, including non-investment grade and non-rated securities. These investments consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also many include other mortgage-related investments. The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund’s term consists of a Draw Period, Reinvestment Period, Distribution Period and post-Distribution Period.  The “Draw Period” was from the date of the Fund's first closing (May 15, 2008) to the earlier of (1) the date that all capital commitments have been drawn down and (2) May 15, 2009.  The “Reinvestment Period” is from the date of the Fund's first closing through the earlier of (1) the date, if any, on which Declaration determines that adequate investment opportunities for the Fund no longer are available and (2) May 15, 2010, or possibly earlier as provided in the Limited Partnership Agreement.  The “Distribution Period” is from the end of the Reinvestment Period through May 15, 2013, subject to extension at the option of Declaration until May 15, 2014.  After the Distribution Period any investments remaining in the Fund’s portfolio will be held by the Fund until liquidated or distributed to partners in kind.  Investment operations commenced on May 16, 2008, the date of the first capital contribution to the Fund.

Note 2  Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts at the date of the financial statements.  Actual results could differ from those estimates.  Events or transactions occurring after period end through the date that the financial statements were issued, August 27, 2009, have been evaluated in the preparation of the financial statements.  The following summarizes the significant accounting policies of the Fund.

Federal Income Taxes
The Fund intends to operate so that it will be treated as a partnership for federal income tax purposes and not as an association or a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund will not be subject to federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s share of the Fund’s taxable income, gain, or loss.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund. Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

Organizational Expenses, Offering Costs and Other Expenses
Declaration will pay all organizational and offering costs of the Fund. The Fund will pay its own operating costs, including trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the fees of the Fund’s administrator and custodian. The Fund will also be responsible for the fees and expenses of the Fund's independent directors.

Valuation
Debt securities traded in the over-the-counter markets and listed securities are valued using the indicative bid price (not contractual bid to buy) provided by external pricing sources which use both dealer-supplied and electronic data processing techniques, which take into account factors such as yield, credit quality, coupon rates, maturity dates, types of issues, trading characteristics and other market data.  External pricing sources include broker-dealers, price data vendors and exchanges.  On June 30, 2009 the Fund held $313,511,993 of securities that were valued using the indicative bid price provided by external pricing sources, none of which were single source indicative bids from the market maker of such securities.

Notwithstanding the foregoing, Declaration may, in its sole discretion and by using its internal modeling process, determine to use a different value than the indicative bids for any security held by the Fund that it believes would more accurately reflect fair value.  The risk associated with single sourced prices is that when markets are less liquid the price realized upon sale may be different than the price used to value the security and the difference could be material to the Fund.  As of June 30, 2009, the Fund did not hold any securities that were fair valued by Declaration based on market inputs or other methods.  Valuations may change in response to many factors including historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  See Note 12 for additional discussion on Statement of Financial Accounting Standards No. 157 "Fair Value Measurements.”

Cash and Cash Flows
Cash includes cash in the LaSalle Global Trust Services Institutional Deposit Account (“IDA”).  The IDA is a money market deposit account and is a liability of Bank of America, N.A.  Additional information on the Fund's financial transactions that have been settled through the receipts and disbursement of cash is presented on the Statement of Cash Flows.

Note 3   Partners’ Capital

As of June 30, 2009, a single Limited Partner unaffiliated with Declaration held 32% of the Fund’s Partners’ Capital. John Hancock Life Insurance Company, which is indirect sole owner of Declaration, held 40% of such capital.  Manulife Financial Corporation is the indirect sole owner of John Hancock Life Insurance Company and Declaration.

Each Limited Partner participates pro rata in the Fund’s distributions in accordance with its fund percentage until such Limited Partner has received 100% of such Limited Partner’s capital contributions.  Then each Limited Partner is entitled to distributions up to a hard hurdle return of 8%, compounded semi-annually.  Thereafter, 80% of the distributions will be made to such Limited Partner and 20% to Declaration.

Allocation of Gains and Losses
The Fund’s results of operations (which are defined on total return basis, inclusive of income, expenses, and realized and unrealized appreciation and depreciation) are allocated proportionately to each Partner’s percentage interest of the Fund on a monthly basis.

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

Note 4  Public Offering

Declaration had proposed and the Board had intended to cause the Fund to register its limited partnership interests (“Interests”) under the Securities Act of 1933, as amended (the “Securities Act”), and publicly offer up to $50 million of Interests at Net Asset Value to certain “Eligible Public Offering Investors” on or around the end of the Draw Period (defined in Note 1), unless at such time the Board had determined that adequate investment opportunities for the Fund were no longer available.  On April 17, 2009, the Board resolved, on the basis of Declaration's judgment that this public offering would not succeed, that the Fund abandon this public offering and withdraw its Securities Act registration statement then pending with the Securities and Exchange Commission.

Note 5  Capital Commitments

Capital Commitments are defined as the amount of capital contributions which the General Partner and each Limited Partner agrees, in their respective Subscription and Capital Commitment Agreements, to make to the Fund.  As of June 30, 2009, $100,000 and $312,100,000 of capital had been drawn, which represented 100% of total commitments for both the General and Limited Partners.

	General Partner	Limited Partner
Total Capital Commitments at 06/30/2009	$100,000	$312,100,000
Contributed capital through 06/30/2009	100,000	312,100,000

Remaining unfunded Capital Commitment at 06/30/2009	-	-

Note 6 Management Fee

A monthly management fee (the “Management Fee”) will be paid to Declaration by the Fund in arrears as of the end of each month. The Management Fee will be 1/12 times a 1.50% annual rate times the aggregate invested capital of each Limited Partner.  No Partners participate in a discounted fee arrangement.

During the Reinvestment Period, invested capital will equal the aggregate Capital Contributions to the Fund.   During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to the Limited Partners and (2) the Adjustment Factor, as described below.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.  The Adjustment Factor (combined with the recalculation described above) has the overall effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period.

Management Fees (as well as the Fund’s expenses) are paid from the proceeds of capital calls and/or investments.

Note 7  Distributions and Carried Interest

The Fund will reinvest cash flows and sale proceeds through the end of the Reinvestment Period

During the Distribution Period, all cash proceeds, as received by the Fund and subject to reserves (to reflect contingent, uncertain, established or other potential liabilities) established by the Fund pursuant to the Limited Partnership Agreement and to the payment of Management Fees and expenses, will be allocated

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

and distributed by the Fund to each Limited Partner, and the General Partner, in the following order of priority:

(a) Return of Capital. First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose).

(b) Hard Hurdle Return (8%, computed semi-annually): 100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return with respect to all Capital Contributions, calculated from the time each such Capital Contribution was made through the date of each distribution; and

(c) Carried Interest: Thereafter, (i) 80% to such Limited Partner and (ii) 20% to the General Partner (the “Carried Interest”).

There are no Carried Interest “catch up” payments in respect of the Hard Hurdle Return. The Hard Hurdle Return reduces, solely for purposes of determining the Carried Interest, dollar-for-dollar the distributions deemed to be made to the Limited Partners.

The Carried Interest will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s gains, not as a performance fee paid to a third party.  As of June 30, 2009, $1,543,116 of carried interest was accrued but not paid.

Note 8  Financial Highlights

The financial ratios and total return presented below are calculated for a Limited Partner that has been in the Fund since inception and has participated in all capital calls, and is subject to all investment management compensation including Management Fees and the Carried Interest.  The computation of such ratios and total return is based on the amount of expenses and fees assessed.

Total return for the Limited Partners for the period January 1, 2009
through June 30, 2009	8.28%

The above reflects a February 2, 2009, March 13, 2009 and May 6, 2009 contribution of 20%, 20%, and 15% of committed capital, respectively.

Supplemental Data
Ratios of total expenses and net investment income to average net assets  for all Limited Partners for the period January 1, 2009 through June 30, 2009 are as follows:

Ratio of expenses to average Limited Partners' Capital (annualized)	3.24%

Ratio of net investment income to average Limited Partners' Capital (annualized)	10.53%

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

Details on Capital Contributions:

Total Fund Commitments	$312,200,000
Capital Contributions	312,200,000
Net Asset Value	332,163,315

NAV as a percentage of Drawn Capital	106.39%

Net Asset Value as a percentage of Capital Contributions can be used understand the performance of the Fund based on Capital Contributions from the Fund’s inception.

Note 9  Administration and Custody

The Fund has entered into an agreement (the “Administrative Services Agreement”) with Bank of America, NA to perform certain administrative services.  These services include, among other things, performing the month-end calculation of Partners’ capital for both the Limited Partners and General Partner, Partner correspondence, and other back office activities.

The Fund also has entered into an agreement (the “Custodial Agreement”) with Bank of America, NA as custodian (the "Custodian") to perform certain custodial services.  The Fund deposits cash and purchased securities with the Custodian.  As such, these assets are subject to the Custodian’s credit risk (see Note 11 for additional discussion on risks).

Under the Administrative Services Agreement and the Custodial Agreement, the Fund pays fees based on predetermined rates.

Note 10  Board of Directors and Officers

Under the Limited Partnership Agreement, the Board is responsible for monitoring and overseeing the Fund, to the fullest extent permitted by applicable law, and has the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as customarily exercised by the directors of an investment company registered under the 1940 Act.

For the six months ended June 30, 2009, the Fund has expensed $22,500 in fees to the Board.

Note 11  Uncertainty, Volatility of Valuations and Other General Risks

The prevailing asset-backed and mortgage credit market conditions which may create the mispricings on which the Fund will seek to capitalize may also make it difficult to determine the realizable value of the Fund’s portfolio.  Although Declaration expects that third party valuations will be available for most of the Fund’s investments, that availability may change and require a material portion of those investments to be valued based on “manager marks,” fair value adjustments, or internal models in accordance with the Board-approved valuation procedures. Moreover, the market valuations provided by securities dealers may differ from the prices at which such dealers would be willing to trade. These differences could be material in relation to the Fund’s financial statements taken as a whole.  Although valuation of the Fund’s investments will be in accordance with Board-approved procedures and subject to the Board’s review, the currently disrupted market conditions of the asset-backed and mortgage credit markets in which the Fund will trade materially increases the uncertainty of valuations.

Notable among the Fund’s additional risks are the following:  The Fund’s portfolio will not be diversified; the Fund’s strategy will focus on the credit markets.  These markets have recently been subject to significant disruptions.  The undiversified character of the Fund’s portfolio can be expected to increase risk

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

and volatility. The Fund’s portfolio will primarily include distressed credit investments with respect to which the timing and amount of principal and interest payments are uncertain.  The fair value of certain of the Fund’s illiquid positions may be difficult to establish. The Fund’s portfolio will have material exposure to interest-rate changes.  The Fund may hold a number of investments that become involved in bankruptcy and insolvency proceedings.  Other risks such as interest rate risks, liquidity risks, credit risks, concentrated strategy risks, and other general market risks are all prevalent.

Note 12  FASB 157

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157").  SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  FAS 157 applies to reporting periods beginning after November 15, 2007.  The Fund adopted the provisions of FAS 157 upon commencement of operations.

In accordance with FAS 157, the Fund utilizes a fair value hierarchy that prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – Prices determined using: quoted prices in active markets for identical securities
•	Level 2 – Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
•
Level 3 – Prices determined using: significant unobservable inputs.  In situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used.  These inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing investments, and would be based on the best information available in the circumstances..

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, certain U.S. government, government agency, and sovereign obligations.  The General Partner does not adjust the quoted price for such instruments.

Investments whose values are based on quoted prices from dealers and other pricing sources which are not based on specific observable transactions on the measurement date, but rather are based on transactions for identical instruments that are not current, based on transactions in similar instruments, or based on pricing models that use verifiable, observable market data or can be corroborated using verifiable observable market data, are classified within level 2.  These include certain U.S. government and sovereign obligations, most government agency securities, most corporate bonds, most mortgage-backed securities (backed by either commercial or residential real estate), certain bank loans and bridge loans, certain listed equities, state, municipal and provincial obligations, most physical commodities and certain loan commitments.  As level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

Investments whose values are based on valuation models that include significant unobservable inputs and cannot be corroborated using verifiable, observable market data, are classified within Level 3.  Level 3 instruments include private equity and real estate investments, certain bank loans and bridge loans, certain corporate debt securities (including certain distressed debt instruments), and certain mortgage-backed securities (backed by either commercial or residential real estate). When observable prices are not available, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the General Partner in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows.  Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the General Partner in the absence of market information. The fair value measurement of level 3 investments does not include transaction costs that may have been capitalized as part of the security's cost basis.  Assumptions used by the General Partner due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

The following table presents the financial instruments carried on the Statement of Assets and Liabilities by caption and by level within the valuation hierarchy as of June 30, 2009.

Security Type	FAS 157 Hierarchy	Value at 06/30/2009
Residential Mortgage Backed Securities	Level 2	$297,628,339

Commercial Mortgage Backed Securities	Level 2	15,883,654

Total Level 2 Assets		$313,511,993

Note 13  New Accounting Pronouncements

On December 30, 2008, FASB issued FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises ("FSP 48-3"), which once again deferred the effective date of FIN 48 "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 ("FIN 48").  Under FSP 48-3, in the absence of early adoption, FIN 48 will become effective for the Fund at December 31, 2009. The General Partner has elected to take advantage of this deferral and will continue to accrue for liabilities relating to uncertain tax positions only when such liabilities are probable and can be reasonably estimated.  Based on its continued analysis, the General Partner has determined that the adoption of FIN 48 will not have a material impact to the Fund’s financial statements. However, the General Partner's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors.

DMR Mortgage Opportunity Fund LP
Notes to Financial Statements
June 30, 2009

FIN 48 requires the General Partner to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement which could result in the Fund recording a tax liability that would reduce partners' capital. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to the beginning balance of Partners’ capital upon adoption.

DMR Mortgage Opportunity Fund LP
June 30, 2009

Director and Officer Information

Name	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
William T. Lloyd	Director	Since Inception	Managing Director, Pergamon Advisors (2007 until May 30, 2008); Founder and Managing Director, Coral Bay Capital LLC (2006 to present); Director and Research Portfolio Strategist, Bridgewater Associates (2003 to 2006); Managing Director, Barclays Capital (1997 to 2003); Director, iBoxx Ltd. (2001-2003)	1	Director, Coral Bay Capital
Paul F. Malvey	Director	Since Inception	Consultant, World Bank/International Monetary Fund (1995 to present); Financial Market Consultant, Barclays Capital (2003 to 2006)	1	None
David Sislen	Director	Since Inception	Founder and President, Bristol Capital Corporation (1986 to present); Director, Landmark Land Company (2004 to present)	1	Director, Landmark Land Company
Directors who are “Interested Persons”
William P. Callan, Jr.	Director, President and Chief Executive Officer	Since Inception	President, Declaration Management & Research LLC	1	Declaration Management & Research LLC

DMR Mortgage Opportunity Fund LP
June 30, 2009

Officers

Name	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
William P. Callan, Jr.	President and Chief Executive Officer	President, Declaration Management & Research LLC
Lester Guillard III	Vice President and Chief Financial Officer	Senior Vice President (since 2006), Vice President (2002 to 2006), Declaration Management & Research LLC
James E. Shallcross	Chief Investment Officer	Executive Vice President (since 2005), Senior Vice President (1999 to 2005), Declaration Management & Research LLC
Carole R. Parker	Chief Compliance Officer	Vice President & Chief Compliance Officer (since 2004), Vice President (2003 to 2004), Declaration Management & Research LLC
Edmund H. Price	Secretary	Senior Vice President & General Counsel (since 2006), Declaration Management & Research LLC; Senior Counsel, John Hancock Life Insurance Company (2002 to 2006)
Scott L. Barnes	Controller and Assistant Secretary	Vice-President, Declaration Management & Research LLC

INVESTMENT ADVISER AND GENERAL PARTNER
Declaration Management & Research LLC
1800 Tysons Boulevard, Suite 200
McLean, VA  22102
www.declaration.com

CUSTODIAN AND ADMINISTRATOR
LaSalle Global Trust Services
540 West Madison, Suite 1800
Chicago, IL  60661

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, NY  10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA  02110

DMR Mortgage Opportunity Fund LP
June 30, 2009

To view the Fund’s proxy voting guidelines, visit the Investor Information section of our website, http://www.declaration.com.  You may also call 703-749-8200 to request a free copy of the proxy voting guidelines.

This report and the financial statements contained herein are submitted for the general information of the limited partners of the Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an offering memorandum.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of June 30, 2009  are included in the semi-annual report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11.  CONTROLS AND PROCEDURES

(a)           The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)           There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	None.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: DMR Mortgage Opportunity Fund LP

By:

/s/ William P. Callan, Jr.
William P. Callan, Jr.
President and Chief Executive Officer
Date: September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Lester Guillard, III
Lester Guillard, III
Vice President and Chief Financial Officer

Date: September 2, 2009